UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 6, 2004




                              SBS Interactive, Co.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)





           Florida                     0-28363                  65-0705830
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)



                          4211 Yonge Street, Suite 235
                            Toronto, Ontario M2P 2A9
                                     Canada
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (416) 223-9293

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On February 17, 2004 SBS Interactive, Co. (the "Company") filed a Form 8-K with the Securities and Exchange Commission reporting the resignation of its auditor, Barry I. Hechtman, P.A.

     On April 6, 2004, the Company engaged the firm of Stonefield Josephson, Inc. as its new auditors.

     The decision to retain the services of Stonefield Josephson, Inc. was approved by the Company's Board of Directors.

     Prior to engaging Stonefield Josephson, Inc., the Company had not consulted Stonefield Josephson, Inc. regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or a reportable event, nor did the Company consult with Stonefield Josephson, Inc. regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBS Interactive, Co.



By: /s/ Todd Gotlieb
    ---------------------------------
    Todd Gotlieb, President

Dated:  April 6, 2004